UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment #1 to

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 2, 2012

Date of Report (Date of earliest event reported)

Apollo Global Management, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
9 West 57th Street, 43rd Floor
New York, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 6, 2012, Apollo Global Management, LLC and its subsidiaries (the “Company”) filed a Current Report on Form 8-K (“the Original Report”) to report its acquisition of the membership interests of Stone Tower Capital LLC and its related management companies and affiliated entities (“Stone Tower”).

On June 18, 2012, the Company filed an amendment to the Original Report on a Form 8-K/A (the “Amended Report”) to provide the audited historical combined consolidated financial statements of Stone Tower as required by Item 9.01(a) of Form 8-K and the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K.

This amendment supplements the Amended Report to provide unaudited historical condensed combined and consolidated financial statements of Stone Tower as of March 31, 2012, December 31, 2011 and for the three months ended March 31, 2012 and 2011 as required by Item 9.01(a) of Form 8-K and the unaudited pro forma condensed consolidated statements of operations of the Company for the nine months ended September 30, 2012 as required by Item 9.01(b) of Form 8-K. The remainder of the information contained in the Original Report and the Amended Report is not amended hereby.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed combined and consolidated statements of financial condition of Stone Tower at March 31, 2012 and December 31, 2011, and the related unaudited condensed combined and consolidated statements of operations, changes in members’ equity and cash flows for the three months ended March 31, 2012 and 2011, and the related notes to the condensed combined and consolidated financial statements, are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated statements of operations of the Company for the nine months ended September 30, 2012 and the related notes to the unaudited pro forma condensed consolidated financial statements, are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited condensed combined and consolidated statements of financial condition of Stone Tower at March 31, 2012 and December 31, 2011, and the related unaudited condensed combined and consolidated statements of operations, changes in members’ equity and cash flows for the three months ended March 31, 2012 and 2011

99.2	Unaudited pro forma condensed consolidated statements of operations of the Company for the nine months ended September 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, LLC
(Registrant)

Date: February 1, 2013	By:	/s/ Martin Kelly
Martin Kelly
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited condensed combined and consolidated statements of financial condition of Stone Tower at March 31, 2012 and December 31, 2011, and the related unaudited condensed combined and consolidated statements of operations, changes in members’ equity and cash flows for the three months ended March 31, 2012 and 2011

99.2	Unaudited pro forma condensed consolidated statements of operations of the Company for the nine months ended September 30, 2012